FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 28, 2002

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)



ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the principal executive officer and principal financial officer have furnished certifications of the Annual Report of Manchester Technologies, Inc. on Form 10-K for the year ended July 31, 2002, which certifications were attached to the transmittal letter accompanying such filing. The transmittal letter with attachments was submitted to and the abovementioned Form 10-K was filed with the Securities and Exchange Commission on October 28, 2002. The certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.

            Each of these exhibits is being furnished and is not filed pursuant to Regulation FD.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 28, 2002           MANCHESTER TECHNOLOGIES, INC.
                                            (Registrant)

                                       By: /S/Barry Steinberg
                                        --------------------
                                        Barry Steinberg
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                               Description
-----------                               -----------
99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Barry R. Steinberg, President and Chief Executive Officer.

99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Elan Yaish, Chief Financial Officer.